Exhibit 99.1







                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of SUTTER HOLDING COMPANY, INC. (the "Company") for the period ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, I, Robert E. Dixon, Chief Executive Officer of the Company, hereby certify that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Partnership.


/s/ ROBERT E. DIXON
-----------------------------------
Robert E. Dixon
Chief Executive Officer of
Sutter Holding Company, Inc.
December 13, 2002